SUBSCRIPTION AGREEMENT

This Subscription Agreement, dated as of April 17, 2009 (the “Agreement”), is entered into by and between ProLink Holdings Corp., a Delaware corporation (the “Company”), and Trinad Capital Master Fund, Ltd. (the “Purchaser”).

BACKGROUND

WHEREAS, the Company is offering in a private placement to the Purchaser (the “Offering”) an aggregate of 8,333,333 shares (the “Shares”) of its Series D Convertible Preferred Stock, par value $0.001 per share, and a warrant (the “Warrant”), in the form attached hereto at Exhibit A, to purchase 12,500,000 shares (the “Warrant Shares” and, together with the Shares, the Warrant, and the shares of Common Stock (as defined herein) issuable upon conversion of the Shares, the “Securities”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for an aggregate purchase price of Two Hundred Fifty Thousand Dollars ($250,000.00) (the “Purchase Price”); and

WHEREAS, the Purchaser desires to purchase the Shares and the Warrant for the Purchase Price on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

1.            Authorization and Sale of Securities.

1.1           Authorization.  The Company has, or before the Closing (as defined in Section 2) will have, duly authorized the sale and issuance, pursuant to the terms of this Agreement, of the Securities.

1.2           Purchase and Sale.  Subject to the terms and conditions of this Agreement, at the Closing, the Company will sell and issue to the Purchaser, and the Purchaser will purchase, the Shares and Warrant for the Purchase Price.

To subscribe for the Shares and Warrant, this Agreement must be executed and the Purchase Price (less a maximum of $15,000.00 which will be delivered to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) delivered to the Company in the form of wire transfer to: an account designated by the Company to the Purchaser.  The Purchaser shall (i) include the Purchaser's name in the wire transfer instructions; and (ii) request from the bank or other financial institution that is originating the transfer the federal wire number with respect to the wire and retain that number for future reference.

1.3           Use of Proceeds.  The Company will use the net proceeds from the sale of the Shares and Warrant for working capital and general corporate purposes.

2.            The Closing.  The closing shall occur at such time and place as the Company may designate (the “Closing,” and the date on which the Closing occurs, the “Closing Date”).  Promptly following the Closing, the Company shall deliver to the Purchaser a certificate evidencing the Shares and a warrant agreement for the Warrant, registered in the name of the Purchaser, against payment to the Company of the Purchase Price.  The Purchaser hereby authorizes and directs the Company to deliver the Shares and Warrant pursuant to this Agreement directly to the address indicated on the signature page hereto.

3.            Representations of the Purchaser.  The Purchaser represents and warrants to the Company as follows:

(a)           The Purchaser has received and carefully reviewed such information and documentation relating to the Company that the Purchaser has requested, including, without limitation, the Company’s filings with the United States Securities and Exchange Commission.

(b)           The Purchaser has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Offering, and all such questions, if any, have been answered to the full satisfaction of the Purchaser.

(c)           The Purchaser understands that the Company has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), provided by Regulation D is applicable to the offer and sale of the Securities, based, in part, upon the representations, warranties and agreements made by the Purchaser herein.

(d)           Except as set forth herein, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, the Purchaser is not relying upon any information other than the results of independent investigation by the Purchaser.

(e)           The Purchaser has full power and authority to execute and deliver this Agreement and to perform the obligations of the Purchaser hereunder and this Agreement is a legally binding obligation of the Purchaser in accordance with its terms.

(f)	Regulation D.

(i)           The Purchaser understands and acknowledges that: (A) the Securities acquired pursuant to this Agreement have not been registered under the Securities Act and are being sold in reliance upon an exemption from registration afforded by Regulation D; and that such Securities have not been registered with any state securities commission or authority; (B) pursuant to the requirements of Regulation D, the Securities may not be transferred, sold or otherwise exchanged unless in compliance with the provisions of Regulation D and/or pursuant to registration under the Securities Act, or pursuant to an available exemption thereunder; and (C) other than as set forth in Section 5.1 of this Agreement, the Company is under no obligation to register the Securities under the Securities Act or any state securities law, or to take any action to make any exemption from any such registration provisions available.

                        (ii)           The Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investment shares representing an investment decision like that involved in the purchase of the Securities.

(iii)           The Purchaser is purchasing the Securities for its own account for investment only and has no intention of selling or distributing the Securities and no other person has any interest in or participation in the Securities or any right, option, security interest, pledge or other interest in or to the Securities.  The Purchaser recognizes that an investment in the Securities involves a high degree of risk, including a risk of total loss of the Purchaser.  The Purchaser understands, acknowledges and agrees that it must bear the economic risk of its investment in the Securities for an indefinite period of time and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Securities and the Purchaser understands, acknowledges and agrees that prior to any such offer or sale, the Company may require, subject to the fulfillment of the Company’s obligations under Section 6 of this Agreement, as a condition to effecting a transfer of the Securities, an opinion of counsel, acceptable to the Company, as to the registration or exemption therefrom under the Securities Act and any state securities acts, if applicable.

(iv)           The Purchaser acknowledges that the Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

(g) Neither the Purchaser, nor any affiliate of the Purchaser or any person acting on his, her or its behalf, has recently sold shares of unregistered Common Stock of the Company.

4.            Condition to the Obligations of the Company.  The obligations of the Company under Section 1.2 of this Agreement are subject to fulfillment, or the waiver, of the following condition on or before the Closing:

4.1           Accuracy of Representations and Warranties.  The representations and warranties of the Purchaser contained in Section 3 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of that date (except that any representation or warranty expressly stated to have been made or given as of a specific date need be true only as of such date).

5.             Covenants of the Company.

5.1           Piggyback Registration Rights.  If at any time the Company shall determine to register under the Securities Act any of its securities (other than on Form S-8 or Form S-4 or their then equivalents and other than shares to be issued solely (i) in connection with any acquisition of any entity or business, (ii) upon the exercise of stock options, or (iii) pursuant to employee benefit plans), it shall send to each holder of Registrable Shares (as defined below), including each holder who has the right to acquire Registrable Shares, written notice of such determination and, if within thirty (30) days after receipt of such notice, such holder shall so request in writing, the Company shall use its commercially reasonable efforts to include in such registration statement all or any part of the Registrable Shares such holder requests to be registered therein; provided that, if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall prohibit the inclusion of shares of Common Stock by selling holders in such registration statement or shall impose a limitation on the number of shares of such Common Stock which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is imposed pro rata with respect to all securities whose holders have a contractual, incidental (“piggyback”) right to include such securities in the registration statement and as to which inclusion has been requested pursuant to such right and there is first excluded from such registration statement all shares of Common Stock sought to be included therein by (i) any holder thereof not having any such contractual, incidental registration rights, and (ii) any holder thereof having contractual, incidental registration rights subordinate and junior to the rights of the holders of Registrable Shares, the Company shall then be obligated to include in such registration statement only such limited portion (which may be none) of the Registrable Shares with respect to which such holder has requested inclusion hereunder.  “Registrable Shares” means the shares of Common Stock issuable upon conversion of the Shares and exercise of the Warrant; provided, however, that shares of Common Stock shall cease to be Registrable Shares upon any permitted sale of such shares pursuant to (i) a registration statement filed under the Securities Act, or (ii) Rule 144 promulgated under the Securities Act.

5.2           Reservation of Common Stock.  The Company shall reserve and maintain a sufficient number of shares of Common Stock for issuance upon the conversion of the Shares or exercise of the Warrant.

5.3           Board Representation.  Prior to April 17, 2010, for as long as the Purchaser continues to hold a majority of the Shares, the Purchaser shall have the right (the “Board Rights”) to designate three (3) members of the Company’s Board of Directors (the “Board”), and the Company shall at all times maintain three (3) vacancies on the Board for such purpose; such Board Rights shall terminate upon conversion of a majority of the Shares to Common Stock.

5.4  Right of First Offer. From and after the date hereof, each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (“Offered Shares”), the Company shall first make an offering of such Offered Shares to the Purchaser as long as the Purchaser continues to own at least fifty percent  (50%) of the Shares purchased by such Investor on the Closing Date pursuant to this Agreement (or at least fifty percent (50%) of the shares of Common Stock received upon conversion if such Shares have been converted) as adjusted for stock splits or stock dividends in accordance with the following provisions:

(a) The Company shall deliver a notice (the “RFO Notice”) to the Purchaser stating (i) its bona fide intention to offer such Offered Shares, (ii) the number of such Offered Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Offered Shares.

(b) Within 10 business days after delivery of the RFO Notice, the Purchaser may elect to purchase or obtain, at the price and on the terms specified in the RFO Notice, not less than all of the Offered Shares by delivering written notice thereof to the Company.  Upon expiration of such 10 business day period, such right of the Purchaser with respect to the Offered Shares shall terminate other than as set forth in Section 5.4(c) below.

(c)           The Company may, during the 90 day period following the expiration of the period provided in Section 5.4(b) hereof, offer the unsubscribed Offered Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the RFO Notice. If the Company does not enter into an agreement for the sale of the Offered Shares within such period, or if such agreement is not consummated within 120 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Offered Shares shall not be offered unless first reoffered to the Purchaser in accordance herewith.

(d) The right of first offer in this Section 5.4 shall not be applicable to (i) the issuance of securities in connection with stock dividends, stock splits or similar transactions; (ii) the issuance or sale of Common Stock (or options therefor) pursuant to a stock option plan, restricted stock purchase plan or other stock plan; (iii) the issuance of securities to financial institutions, equipment lessors, brokers or similar persons in connection with commercial credit arrangements, equipment financings, commercial property lease transactions or similar transactions; (iv) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities outstanding as of the date of this Agreement, including without limitation, warrants, notes or options; (v) the issuance of securities in connection with a bona fide acquisition, merger, strategic alliance or similar transaction; (vi) the issuance of securities for bona fide services; or (vii) the issuance of securities in a registered public offering.

6.            Transfer of Securities.  The Purchaser is aware that the Company will make a notation in its appropriate records and issue “stop transfer” instructions to its transfer agent with respect to the restrictions on the transferability of such Securities.

7.           Miscellaneous.

7.1           Expenses.  The Purchaser shall pay, at the Closing, the fees (up to a maximum of $15,000.00) and disbursements of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to the Company, in connection with the preparation of this Agreement and the other agreements contemplated hereby and the closing of the transactions contemplated hereby.  The payment of such expenses shall be a reduction to the Purchase Price.

7.2           Successors and Assigns.  This Agreement and any rights and obligations hereunder may not be transferred or assigned by the Purchaser without the prior written consent of the Company.  This Agreement shall inure to the benefit of, and be binding upon the Company and the Purchaser and their respective heirs, legal representatives and permitted assigns.

7.3           Survival.  All representations and warranties and all covenants, agreements and obligations made by the Company or the Purchaser in this Agreement, or in any instrument or document furnished in connection with this Agreement or the transactions contemplated hereby, shall survive the Closing and any investigation at any time made by or on behalf of any indemnified party.

7.4           Indemnification.  The Purchaser agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses which it may sustain or incur in connection with the breach by the Purchaser of any representation, warranty or covenant made by the Purchaser .

7.5           Notices.  All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows:

(a)           If to the Company, to: ProLink Holdings Corp., 410 South Benson Lane, Chandler, AZ 85224, Attn: Chief Executive Officer, or to such other address as the Company or the undersigned shall have designated to the other by like notice.

(b)           If to the Purchaser, at its address set forth on the signature page hereto, or at such other address as may have been furnished to the Company in writing by the Purchaser.

7.6           Entire Agreement.  This Agreement and the Warrant embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

7.7           Amendments and Waivers.  Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Purchaser.  No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

7.8           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall be one and the same document.

7.9           Section Headings.  The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

7.10         Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

7.11         Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

SIGNATURE PAGE

TRINAD CAPITAL MASTER FUND, LTD.

By:/s/ Jay A. Wolf
     Name: Jay A. Wolf
     Title: Partner

2121 Avenue of the Stars, Suite 2550
Address

Los Angeles, CA 90067
City, State and Zip Code

(310) 601-2500
Telephone-Business

_____________________
Facsimile-Business

_____________________
Tax ID # or Social Security #

This Subscription Agreement is agreed to and accepted as of April 17 , 2009.

PROLINK HOLDINGS CORP.

By:	/s/ Lawrence D. Bain
Name: Lawrence D. Bain
Title: Chief Executive Officer

EXHIBIT A

Warrant